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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 12, 2001
                                                         ----------------



                                BTI Telecom Corp.
                                -----------------
             (Exact name of registrant as specified in its charter)



                                 North Carolina
                                 --------------
                 (State or other jurisdiction of incorporation)


               333-41723                                    56-2047220
------------------------------------------       -------------------------------
     (1933 Act Registration Number)                  (IRS Employer ID Number)


4300 Six Forks Road, Raleigh, North Carolina             27609
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(Address of principal executive offices)               (Zip Code)

                                 (800) 849-9100
               Registrant's telephone number, including area code
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ITEM 5.  OTHER EVENTS.

         Support for Third-Party Debt Tender Offer. Attached as Exhibit 99.1 is a press release issued by BTI Telecom Corp. ("BTI") on October 12, 2001 announcing its support for an offer to purchase all of BTI's outstanding 10-1/2% Senior Notes due 2007 (the "Notes") made on even date by Welsh, Carson, Anderson & Stowe VIII, L.P., a New York based private equity firm and one affiliated fund (together, "WCAS"). The total consideration (the "Total Consideration") to be paid by WCAS for the Notes validly tendered and accepted for purchase (including the Consent Payment referred to below) will equal 30% of the principal amount thereof or $300 per $1,000 principal amount of the Notes, without accrued interest. The tender offer is scheduled to expire at 5:00 p.m., New York City time on Friday, November 9, 2001, unless extended by WCAS. In conjunction with the debt tender offer, WCAS is also seeking consents from the registered holders of the Notes to the adoption of certain proposed amendments to the indenture agreement pursuant to which the Notes were issued (the "Indenture"). The purpose of the solicitation and the proposed amendments is to eliminate substantially all of the restrictive covenants and certain related provisions in the Indenture. Only holders who tender their Notes and consent to the proposed amendments prior to 5:00 p.m., New York City time, on Friday, October 26, 2001 will receive a payment (the "Consent Payment") of $30 per $1,000 principal amount of Notes tendered. The remainder of the Total Consideration shall constitute the "Tender Offer Consideration." Holders who tender their Notes and consent to the proposed amendments at or after 5:00 p.m., New York City time, on Friday, October 26, 2001 will only receive the Tender Offer Consideration and will not receive the Consent Payment. The tender offer and solicitation is being made solely by WCAS's Offer to Purchase and Consent Solicitation Statement dated October 12, 2001.

         Dresdner Kleinwort Wasserstein, Inc. is the dealer manager, and Georgeson Shareholder Communications, Inc. is the information agent, for WCAS's tender offer and consent solicitation. Dresdner Kleinwort Wasserstein, Inc.'s telephone number is (212) 969-2700, and Georgeson Shareholder Communications, Inc.'s telephone number is (212) 440-9800 or (800) 223-2064.

         Other Recent Events. BTI has previously stated that it is actively considering a number of financial or strategic alternatives, including but not limited to additional debt financing, equity financing or vendor financing to fund operations and/or a complete or partial recapitalization of BTI (including the Notes and the equity securities held by BTI's stockholders, including WCAS). BTI has hired Dresdner Kleinwort Wasserstein, Inc. to assist it in analyzing these alternatives.

         As part of these efforts, on October 3, 2001, the Company's principal operating subsidiary, Business Telecom, Inc., obtained a short-term loan of $10 million in the form of an unsecured promissory note from Bank of America, N.A. (the "BoA Note"), which note is guaranteed by WCAS. As an obligation of BTI's subsidiary, the BoA Note is structurally senior to the Notes.

Forward-Looking Statements

         Statements contained in this Form 8-K, including the Exhibits hereto, regarding the Company's financial position, anticipated expenditures and other events are forward-looking statements, subject to uncertainties and risks, including but not limited to the Company's negative cash flow after capital expenditures, significant near-term capital requirements, restrictions on the ability to execute strategies or complete certain transactions as a result of its capital structure or debt covenants, ability to manage growth and expansion (including into the local services market), regulation, competition and dependence on key personnel. These and other applicable risks are detailed in the Company's other filings with the Securities and Exchange Commission.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS

         99.1     Press release issued by BTI Telecom Corp. on October 12, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: October 15, 2001

                                             By:    /s/ Anthony M. Copeland
                                                --------------------------------
                                                    Anthony M. Copeland
                                                    Executive Vice President and
                                                         General Counsel
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                                  EXHIBIT INDEX

Exhibit
Number                                 Description
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         99.1     Press release issued by BTI Telecom Corp. on October 12, 2001.